Exhibit 99.2

All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted. 1 Asset Backed Commercial Paper (ABCP) Conduits Multiseller Peer Group Comparison State Street-Sponsored Conduits Multiseller Peer Group** **Source: Moody’s Investor Service; Data as of 6/30/07> Multiseller Peer Group, identified by Moody’s, consists of 30 domestic and international banks * NR Assets in State Street-Sponsored Conduits reflect structured transactions. These transactions have been reviewed by rating agencies and have been structured to maintain a P1 or similar conduit rating. Moody’s peer group includes: Citibank, NA, JPMorgan Chase Bank, Societe Generale, ABN AMRO, Deutsche Bank AG, Bank of America NA, Fortis Banque SA, Barclays Bank, Rabobank Nederland, Lloyds TSB Bank, State Street Bank, Calyon, Bayerische Landesbank GZ, Dresdner Bank AG, Royal Bank of Canada, WestLB AG, Wachovia Bank, HSBC Bank, Royal Bank of Scotland, Deutsche Bank Trust Company, BNP Paribas, Bank of Tokyo-Mitsubishi UFJ, Commerzbank AG, Hudson Castle Group Inc., Landesbank Baden-Wurttemberg, Credit Suisse, Bank of Montreal, Bank of Nova Scotia, HBOS Treasury Services, General Electric Capital Corp.

STATE STREET

ABCP Conduits
Overview

> **State Street sponsors four ABCP conduits**
- Conduit A (A1/P1)
  - US assets, approx. $11.7 billion USD
  - USD denominated ABCP
- Conduit B (A1/P1)
  - US and European assets, approx. $11.2 billion USD
  - USD, GBP and EUR denominated ABCP
- Conduit C (A1+)
  - Australian assets, approx. $1.8 billion USD
  - AUS denominated ABCP
- Conduit D (A1+/P1)
  - Australian assets, approx. $4.5 billion USD
  - AUS and USD (through USD funding leg) denominated ABCP

> **Total # Asset Pools: 794**

> **Country of Asset Origin:**



Netherlands 2%
Orher 6%
Germany 2%
Portugal 2%
Italy 6%
Spain 7%
Great Britain 11%
Australia 22%
United States 42%

All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted.

2

ABCP Conduits Asset Composition> US RMBS Statistics:> All AAA Rated> WA* FICO: 712 at origination> WA LTV: 75.8% at origination> AUS RMBS Statistics:>> 95% Rated AA or Better> 99.5% insured with mortgage insurance> UK RMBS Statistics:>Nearly all exposure is to owner-occupied homes with prime quality obligors> 72% rated at least A> EUR RMBS Statistics:> 85.5% AAA Rated> 99.5% rated at least A RMBS – Residential Mortgage Backed Securities WA – Weighted Average FICO – Credit Score from Fair Isaac Co. LTV – Loan-to-Value ratio AUS RMBS 18% US RMBS 15% EUR RMBS 15% UK RMBS 8% Student Loans 11% Auto/Equipment Loans 9% Credit Cards 7% Other* 17% * Key components of “Other” include Trade Receivables, CLOs, Business/Commercial Loans, and other instruments. No individual asset class represents more than 2% of total portfolio assets, except Trade Receivables at 3%. All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted.

All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted. 4 ABCP Conduits Financial Impact> The Weighted Average Maturity of State Street-sponsored conduit ABCP was approximately 15 days on September 30, 2007, as compared with approximately 22 days on June 30, 2007, and approximately 21 days as of September 30, 2006> State Street held the following amount of State Street-sponsored ABCP on State Street’s balance sheet: – September 30, 2007: $730 million (mostly associated with the two Australian conduits) – October 15, 2007: $222 million (mostly associated with the two Australian conduits) – Maximum held during the quarter: $1.25 billion (mostly associated with the two Australian conduits)> State Street would have recognized an extraordinary after-tax loss of approximately $215 million had State Street Bank and Trust consolidated onto its balance sheet on September 30, 2007, all of the assets of State Streetsponsored conduits at fair value (1) (1) The estimated after-tax loss of $215 million assumes: - All four State Street-sponsored conduits, with combined assets of approximately $29 billion at September 30, 2007, are consolidated onto the balance sheet of State Street Bank and Trust on September 30, 2007; - Assets of the conduits are recorded at fair value. Fair value is based on State Street’s application of its pricing policies for conduit assets, consistently applied. For certain structured loan transactions (approximately $3.4 billion at September 30, 2007), book value was used as an approximation of fair value; - Marginal tax rate of 40%.

All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted. 5 ABCP Conduits Impact to Financial Ratios> Estimated pro-forma impact to State Street Corporation’s and State Street Bank and Trust’s capital ratios had State Street Bank and Trust consolidated onto its balance sheet on September 30, 2007, all of the assets of the State Street-sponsored conduits at fair value (2) : N/A 12.45% 10.74% 5.17% Pro-forma as of 9/30/07 2.74% 12.93% 11.28% 5.17% Pro-forma as of 9/30/07 Reported as of 9/30/07 Reported as of 9/30/07 Ratios: N/A 3.49% Tangible Common Equity 12.83% 13.30% Total Capital 11.12% 11.65% Tier 1 Capital 5.37% 5.35% Tier 1 Leverage State Street Bank and Trust State Street Corporation (2) The estimated pro-forma impact to State Street Corporation’s and State Street Bank and Trust’s capital ratios assumes: - All four State Street-sponsored conduits, with combined assets of approximately $29 billion at September 30, 2007, are consolidated onto the balance sheet of State Street Bank and Trust on September 30, 2007; - Assets of the conduits are recorded at fair value, as described in footnote (1) on slide 4; - Assumes no management action taken as it relates to capital.

All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted. 6 ABCP Conduits Asset Sourcing and Approval> Conduit assets are originated through public security purchases and existing client relationships> All assets and associated State Street liquidity facilities are approved by State Street’s Enterprise Risk Management (ERM), either through a formal review at the time of purchase or through inclusion on a list of pre-approved transactions/structures> A majority of assets are either explicitly rated or reviewed by rating agencies (Moody’s, Standard & Poors)> Conduits subject to significant internal controls – Dedicated surveillance team responsible for monthly monitoring of asset performance – Robust liability management oversight, including economic and market updates, and weekly management meetings – Dedicated administration team responsible for asset and liability administration, annual audits and accounting policy

All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted. 7 Conduit Oversight and Approval> ERM Oversight – ERM establishes prudential limits and diversification requirements – ERM monitors asset performance monthly through management’s surveillance reporting> Key Credit Characteristics – Strong overall asset quality supported by diversified pools of relatively homogenous financial obligations; – No material concentration risk among issuers or servicers; – No exposure to subprime mortgages and no exposure to asset-backed collateralized debt obligations (CDOs).> Rating Quality – Transactions that carry external ratings are mapped to State Street’s internal credit risk rating scale, unless an override is deemed appropriate by Enterprise Risk Management; – Transactions without external ratings are rated internally using proprietary models that are subject to ERM oversight and compliance with State Street’s Model Risk Policy and Guidelines.

All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted. 8 Key Credit Characteristics – US RMBS> Exposure to US RMBS totals $4.4BN, all of which is rated AAA;> Collateral pools are comprised of mostly floating rate, Alt-A loans and Home Equity Lines of Credit (HELOCs). Underlying pool characteristics are strong for RMBS (WA FICO score of 712, and WA LTV of 75.8%, at origination);> $2.5BN of this exposure (57%) represents “super-senior” positions, with 2-5X the initial enhancement levels required to achieve an external rating of AAA/Aaa;> $1.5BN in HELOC exposure (34%), all of which is insured by one of six bond insurers with external ratings of AAA/Aaa;> The remaining $350MM of US RMBS exposure (9%) represents well-seasoned issues externally rated AAA that exhibit strong underlying pool characteristics (WA FICO score of 740, and a WA LTV of 66%, at origination).

All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted. 9> Exposure to AUS RMBS totals $5.0BN (US Equiv.), greater than 95% of which is externally rated AA or better, and all of which is externally rated A or better;> Collateral consists of diversified pools of prime obligors supported by private mortgage insurance policies (99.5%) that cover principal and interest shortfalls on defaulted / foreclosed loans;> Greater than 95% of mortgage insurance providers have external ratings of AA or better. The balance are captive insurers, all of which are rated investment grade;> Average loan-to-value ratio of 68% on security purchase date;> Average loan size of A$168,000 (US$150,000) on security purchase date. Key Credit Characteristics – AUS RMBS (rate of exchange: 0.88)

All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted. 10 Key Credit Characteristics – UK RMBS (rate of exchange: 2.04)> Exposure to UK RMBS totals $2.3BN, with 22% AAA, 21% AA, 26% A, and 31% BBB;> Majority of exposure is to UK Master Trusts from AA rated top-tier issuers;> Collateral consists of diversified pools of conforming loans to prime obligors with a range from 62% and not higher than 78% weighted average LTV’s at origination;> Nearly all exposure is to owner occupied homes with prime quality obligors.

All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted. 11 European (Non-UK) RMBS by Country Italy 37.0% Spain 33.8% Netherlands 11.7% 0.0% 0.0% Portugal 7.1% Ireland 4.7% Other 1.2% Greece 4.5% Key Credit Characteristics – EUR RMBS (rate of exchange: 1.42)> Exposure to EUR RMBS totals $4.5BN, with 85.5% AAA, 10% AA, and 4% A, 0.5% BBB;> Collateral consists of diversified pools of prime mortgage loans;> Sellers/Servicers are well-rated European banks;> Purchase of first EUR RMBS occurred in 2000;> Assets originated across 8 jurisdictions

All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted. 12 Key Credit Characteristics – US Student Loans> Exposure to US Student Loans totals $3.3BN;> 83%, or $2.7BN, are backed by Federal Family Education Loan Program (FFELP) loans carrying at least a 97% guarantee by the US government;> Of the $2.7BN FFELP loan transactions, $2.0BN are AAA rated senior classes, with the remaining $741MM representing subordinated classes ($397MM rated AAA, $320MM rated AA, and $24MM rated A);> 17% or $574MM are backed by diversified pools of private student loans (for borrowers primarily attending 4-year schools or graduate schools), all of which are AAA rated;> Of the $574MM of private loan transactions, $323MM or 56% are wrapped by a monoline bond insurer; the remaining $251MM are senior classes

All data related to State Street-sponsored conduits as of 9.30.2007, unless otherwise noted. 13 Key Credit Characteristics – Credit Cards> Exposure to Credit Cards totals $2.1BN, with $1.6BN in the US and $474MM in Europe;> 61% of Credit Cards rated at least A, with 24% of assets rated AAA;> Significant experience investing in Credit Card asset class;> Strong Sponsors / High Quality Servicers. AAA 24% AA 5% A 32% BBB 34% BB 1% SR 4% Key Credit Characteristics – Auto/Equipment Loans> Exposure to Auto/Equipment Loans totals $2.6BN, with $853MM in the US and the remainder in Europe and Australia;> 50% of Auto/Equipment Loans rated at least A, with 31% rated AAA;> Significant experience in Auto/Equipment asset class. First auto transaction closed in 1993. AAA 31% AA 4% A 15% BBB 5% BB 0% SR 45%